Exhibit 10.3

STOCK PLEDGE AGREEMENT

This STOCK PLEDGE AGREEMENT (this “Agreement”) is made and entered into on the dates set forth below, to be effective as of July 22,, 2014, by and among JERRY HANSEN, an individual residing in the State of Utah (“Jerry Hansen”), TRACY JOHNSON, an individual residing in the State of Utah (“Tracy Johnson”), and THE PI FOUNDATION, a Utah nonprofit corporation (the “PI Fund”) (collectively herein, severally and not jointly “Secured Party”), and KLEANGAS ENERGY TECHNOLOGIES, INC., a Delaware corporation (“Pledgor”). Secured Party and Pledgor are referred to collectively herein as the “Parties” and sometimes individually as a “Party.”

Recitals

A. Pursuant to a Stock Purchase Agreement of even date herewith (the “Stock Purchase Agreement”), Secured Party sold 5,000,244 issued and outstanding shares of common stock of Fiber Recovery, Inc., a Wisconsin corporation (the “Corporation”), to Pledgor. Also pursuant to the Stock Purchase Agreement, Pledgor acquired 833,333 shares of newly issued shares of common stock of the Corporation. All of these shares of stock, totaling 5,833,577 shares of stock, constitute all of the issued and outstanding stock of the Corporation and are referred to herein as the “Stock.” Unless otherwise defined in this Agreement, capitalized terms used in this Agreement have the meanings given in the Stock Purchase Agreement.

B. Pledgor paid for the Stock by delivering cash plus a promissory note (the “Note”) to Secured Party.

C. Pledgor and Secured Party wish to enter into this Agreement to grant a security interest to Secured Party in the Stock, for the purpose of securing payment of all amounts owed under the Stock Purchase Agreement, the Note and all of the documents and agreements contemplated in the Stock Purchase Agreement (the “Transaction Documents”).

D. The Parties also wish to enter into this Agreement to provide a mechanism for receipt of payments made by Pledgor under the Note and corresponding deliveries to Pledgor of certificates evidencing ownership of Stock as such payments are made and as the Secured Party’s security interest in pro rata portions of the pledged Stock is released.

Agreement

THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows.

1.                  Pledge. In consideration of Secured Party’s acceptance of the Note as partial payment of the Purchase Price paid by Pledgor for the Stock, Pledgor hereby grants a security interest to the Secured Party in all of the shares of the Stock (the “Shares”). The Pledgor, in the event of a default under the Note, hereby authorizes and appoints the Secured Party as its attorney in fact to arrange for the transfer of the Shares on the books of the Corporation to the name of the Secured Party. The Shares shall not be encumbered or disposed of while this Agreement is in force.

2.                  Filing Notices. Secured Party may file such notices or statements as it may require to protect the Secured Party’s interest in the Shares including any and all renewals thereof. The Pledgor will sign these notices, statements or renewals when the Secured Party requests the Pledgor to do so. If the Pledgor fails to sign them, the Secured Party may sign them for the Pledgor, and the Secured Party may record any documents the Secured Party deems necessary in order for the Secured Party to protect the Secured Party’s lien on the Shares.

3.                  Representations, Warranties and Covenants. Pledgor hereby represents, warrants and covenants that (a) it has good title to all the Shares, free and clear of all claims, mortgages, pledges, liens, security interests and other encumbrances of every other nature whatsoever, except the pledge evidenced hereby, (b) the Shares are duly and validly pledged with the Secured Party in accordance with law, (c) Pledgor has the unrestricted right to make this pledge, to enter into this Agreement and to perform all of Pledgor’s obligations under the Transaction Documents, (d) Pledgor will defend the Secured Party’s right and security interest in and to the Shares against the claims and demands of all persons, and (e) all of Pledgor’s representations and warranties contained in the Transaction Documents are true, correct and complete, and Pledgor will perform all of the covenants set forth in the Transaction Documents as if fully set forth herein.

4.                  Events of Default. The following events shall be “Events of Default” hereunder and under the other Transaction Documents:

(a)                The occurrence of an Event of Default under any of the Transaction Documents;

(b)               Pledgor shall fail to observe or perform any of its obligations hereunder; or

(c)                Any representation, warranty, certification or statement made by Pledgor hereunder or under any Transaction Document shall prove to have been incorrect in any material respect when made.

5.                  Rights and Remedies upon Default. Upon the occurrence of any Event of Default and at any time thereafter the Secured Party may accelerate all the obligations secured hereby and shall have all of the rights remedies of secured party under the Wisconsin Uniform Commercial Code and, in addition to all other rights and remedies provided herein or by law, the Secured Party may:

(a)                Sell the Shares, in which case sale can be at public or private sale. The Secured Party shall determine the terms of any such sale in its sole discretion. A sale conducted according to the usual practice of banks selling similar security will be considered reasonably conducted. Secured Party shall be entitled to use the proceeds of the sale towards the amounts that the Pledgor owes the Secured Party under this Agreement or which the Pledgor owes under any of the Transaction Documents. The Secured Party may add to what the Pledgor owes the Secured Party the expenses of collection, sale and delivery of the Shares and any other expenses, including, but not limited to, reasonable attorney’s fees and disbursements, costs, broker’s commission, any and all transfer fees and taxes. The Pledgor will pay the Secured Party any difference between the proceeds which the Secured Party realizes from the sale and what the Pledgor owes the Secured Party. The Secured Party may sell the Shares for immediate cash payment or on credit. If the sale is on credit, the Secured Party shall retain the Shares until the sale price is paid in full. The Secured Party will not be liable if the buyer fails to pay, and the Secured Party may then resell the Shares. Upon each such sale the Secured Party may purchase all or any part of the collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of Pledgor, which are hereby waived and released.

(b)               Elect to continue to hold the Shares, if the Secured Party determines that a better price may be obtained at a later date and the Secured Party will not be liable to the Pledgor for any loss in value in the Shares. If the Secured Party has the right to sell the Shares and has not begun to do so within ninety (90) days after the obligations of Pledgor under the Transaction Documents have been accelerated, the Pledgor may demand in writing that the Secured Party proceed to sell the Shares. However, the Secured Party will not be required to sell the Shares if in the Secured Party’s reasonable discretion the net proceeds would not be enough to repay in full the obligations of Pledgor and the amounts due under this Agreement.

(c)                Complete, in connection with a sale, a stock power in order to transfer the Shares.

(d)               Terminate the Pledgor’s right to vote the Pledgor’s shares relating to the Shares and the Secured Party may vote such shares in its discretion. By signing this Agreement, the Pledgor gives the Secured Party a right and proxy to vote the Pledgor’s shares relating to the Shares, as the Pledgor’s agent, which cannot be revoked.

6.                  Disposition of Sale Proceeds. If the Secured Party sells the Shares, the proceeds shall be applied as follows: (i) to the expenses of collecting, selling and delivering the Shares, including (but not limited to) attorney’s fees, brokerage commissions, auctioneer’s fees, transfer fees, disbursements and taxes; (ii) second, to the payment of the obligations of Pledgor under the Transaction Documents: and (iii) finally, the surplus, if any, to the Pledgor.

7.                  Responsibility for Shares. Pledgor assumes all liabilities and responsibility in connection with the Shares, and the obligation of Pledgor hereunder and under the Transaction Documents shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Shares or its unavailability for any reason. The powers conferred upon Secured Party herein are solely to protect its interest in the Shares and shall not impose upon the Secured Party any duty to exercise any such powers.

8.                  Costs and Expenses. Any and all out-of-pocket fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys’ fees and legal expenses incurred by the Secured Party, in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of financing statements and other documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, insurance premiums, encumbrances or otherwise protecting, maintaining or preserving the Shares, or the enforcing, foreclosing, retaking, holding, selling or otherwise realizing upon the Shares and the Secured Party’s security interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to the transaction to which this Agreement relates, shall be borne and paid by the Pledgor on demand by the Secured Party and until so paid shall be added to the Voting rights. During the term of this Agreement, and so long as the Pledgor is not in default in the performance of any of the terms of this agreement or in the payment of any amount due under the Note, the Pledgor shall have the right to vote the pledged Shares on all corporate questions.

9.                  Representations. The Pledgor warrants and represents that there are no restrictions upon the transfer of any of the pledged Shares, other than may appear on the face of the certificates, and that the Pledgor has the right to transfer and encumber such Shares to Secured Party as provided in this Agreement free and clear of any encumbrances other than the security interest granted in this Agreement and without obtaining the consent of any other third party whatsoever.

10.              Adjustments. In the event that during the term of this Agreement any share dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the Corporation, all new, substituted, and additional Shares or other securities issued by reason of any such change shall be delivered to and held by Secured Party under the terms of this agreement in the same manner as the Shares originally pledged hereunder. Further, the percentage ownership of the pledged Shares on the date hereof, which percentage is 100.00%, shall not be diminished or diluted by Pledgor for any reason for as long as any amounts remain unpaid under the Note. Pledgor shall not allow the Corporation to issue new shares for any consideration or for any reason whatsoever to any person or entity while amounts are unpaid under the Note, nor shall Pledgor allow the Corporation to merge with any other entity or to change its capital structure in any whatsoever until all amounts owed under the Note have been paid in full and until Pledgor shall have performed all of its obligations under the Transaction Documents. The number of Shares pledged to Secured Party shall be deemed to increase automatically in order to maintain the percentage of ownership represented by the pledged Shares at the 100.00% level stated above until all amounts owed under the Note are paid in full and until Pledgor shall have performed all of its obligations under the Transaction Documents..

11.              Default. If the Pledgor defaults in the performance of any of the terms of this agreement, or in the payment at maturity of the principal or interest of the Note, the Secured Party shall have the rights and remedies provided in the Uniform Commercial Code in force in the State of Wisconsin at the date of this agreement, and in this connection, the Secured Party may, upon 5 days’ written notice to the Pledgor, at the above stated address, sent by registered mail and without liability for any diminution in price that may have occurred, sell all the pledged Shares in such manner and for such price as the Secured Party may determine. At any bona fide public sale the Secured Party shall be free to purchase all or any part of the pledged Shares. Out of the proceeds of any sale, the Secured Party may retain an amount equal to the principal and interest then due on the loan, plus the amount of the expenses of the sale, plus reasonable attorneys’ fees and costs, and shall pay any balance of such proceeds to the Pledgor. If the proceeds of any sale are insufficient to cover the principal and interest of the loan plus expenses of the sale, the Pledgor shall remain liable to the Secured Party for any deficiency.

12.              Governing Law. 13.This Agreement shall be governed by and interpreted in accordance with the laws of the State of Wisconsin, without giving effect to the provisions, policies or principles of the State of Wisconsin relating to choice or conflict of laws.

14.              Successors and Assigns. 15. The rights of the Parties under this Agreement shall not be assignable.

16.              Waivers. 17.Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the Party entitled to the benefit thereof. The failure of any Party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

18.              Expenses. 19.Each Party hereto will pay all of its respective costs and expenses incurred incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and accountants.

20.              Severability. 21.Should any provision of this Agreement for any reason be declared invalid or unenforceable by final and nonappealable order of any court or regulatory body having jurisdiction there over, such decision shall not affect the validity of the remaining portions, which remaining portions shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated. In the event any such provision of this Agreement is so declared invalid, the Parties shall promptly renegotiate in good faith new provisions to eliminate such invalidity and to restore this Agreement as nearly as possible to its original intent and effect.

22.              Incorporation of Recitals. 23. The recitals, exhibits and schedules hereto are hereby incorporated into this Agreement. All references herein to this Agreement include references to all recitals, exhibits and schedules to this Agreement.

24.              Execution of Counterparts. 25. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been agreed by each of the Parties and delivered to Seller and Buyer.

26.              Time is of the Essence. 27. Time is of the essence under this Agreement.

28.              Further Assurances. 29. The Parties shall execute such additional documents including, without limitation, a consent to assignment or similar document, and shall cause such additional actions to be taken as may be required or, in the judgment of any Party, be necessary or desirable, to effect or evidence the provisions of this Agreement and the transactions contemplated hereby.

30.              Jurisdiction and Venue. 31. Venue for and jurisdiction over any legal proceedings available to the Parties hereunder shall lie in the appropriate courts of the State of Wisconsin.

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement on the dates set forth below, to be effective as of the date first set forth above.

Date:
JERRY HANSEN, an individual residing in the State of Utah

Date:
TRACY JOHNSON, an individual residing in the State of Utah

THE PI FOUNDATION, INC., a Utah nonprofit corporation

Date:	By:
	Name:	Scott M. McCullough
	Title:	Executive Director

KLEANGAS ENERGY TECHNOLOGIES, INC., a Delaware corporation

Date:	By:
Name:
Title:

Accepted and agreed on the date set forth below, to be effective as of the Effective Date. The undersigned agrees to perform and to assure the performance by Pledgor and the Company of all obligations of Pledgor and the undersigned Company under this Agreement.

FIBER RECOVERY, INC., a Wisconsin corporation

Date:	By:
Name:
Title: